Exhibit 99.1

EXECUTION COPY

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of February 17, 2011, by and among:

(i) AMERICREDIT SYNDICATED WAREHOUSE TRUST, a Delaware statutory trust (the “Issuer”);

(ii) AMERICREDIT FUNDING CORP. XI, a Delaware corporation (“AFC”);

(iii) AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation (“AmeriCredit”);

(iv) DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent;

(v) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Trustee, Backup Servicer and Trust Collateral Agent;

(vi) the PURCHASERS identified on the signature pages hereto; and

(vii) the AGENTS identified on the signature pages hereto.

Capitalized terms used herein and not defined herein shall have the meanings given to such terms in Annex A to the “Indenture” and “Sale and Servicing Agreement” (each as defined below) or if not defined therein, as defined in the “Note Purchase Agreement” (as defined below).

PRELIMINARY STATEMENTS

A. The Issuer, AFC, as a seller, AmeriCredit, as a seller and as servicer, the Administrative Agent and Wells Fargo, as backup servicer and trust collateral agent are party to that certain Sale and Servicing Agreement, dated as of February 26, 2010 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Sale and Servicing Agreement”).

B. The Issuer, Wells Fargo, as Trustee and Trust Collateral Agent and the Administrative Agent are party to that certain Indenture, dated as of February 26, 2010 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Indenture”).

C. The Issuer, AFC, as a seller, AmeriCredit, as a seller and as servicer, the Purchasers party thereto, the Administrative Agent, Wells Fargo, as Trustee and the other Agents party thereto are party to that certain Note Purchase Agreement dated as of February 26, 2010 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Note Purchase Agreement” and together with the Sale and Servicing Agreement and the Indenture, the “Agreements”)

Each of the parties hereto desires to amend each of the Agreements to which it is a party on the terms and conditions set forth herein.

SECTION 1. Amendments to the Sale and Servicing Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Sale and Servicing Agreement is hereby amended as follows:

1.01 Each reference in the Sale and Servicing Agreement to “AmeriCredit Corp.” is deleted and replaced with “General Motors Financial Company, Inc.”

1.02 The last sentence of Section 1.1 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“Any agreement, document, instrument or statute defined or referred to herein or in Annex A hereto, or in any document or agreement that incorporates Annex A hereto, or in any instrument or certificate delivered in connection therewith, means such agreement, document, instrument or statute as from time to time amended, restated, modified, supplemented or replaced, including by waiver or consent, and includes (x) in the case of documents, agreements or instruments) all attachments, exhibits, schedules and annexes to, and instruments incorporated in, such document, agreement or instrument and (y) in the case of any statute, any successor statutes and any rules and regulations promulgated under such statute and any judicial and administrative interpretations of such statute; references to a Person are also to its successors and permitted assigns.”

1.03 The second sentence of Section 3.2(a) thereof is amended and restated in its entirety as follows:

“Following the discovery by a Seller or receipt by a Seller from the Servicer, the Trust Collateral Agent, the Owner Trustee, the Administrative Agent, any Agent or any Noteholder of notice of such breach, the applicable Seller shall have an obligation to repurchase any Receivable in which the interests of the Noteholders are materially and adversely affected by any such breach no later than the Distribution Date following the Collection Period in which the related breach is discovered or the related notice is provided, unless such breach is cured by such date.”

1.04 Paragraph number 27 of Schedule B to the Sale and Servicing Agreement is amended and restated in its entirety as follows:

“27. Certain Characteristics of Receivables. (A) Each Receivable had a remaining maturity, as of the related Cutoff Date, of not more than 72 months; (B) each Receivable had an original maturity of at least 6 months but not more than 72 months; (C) each Receivable had a remaining Principal Balance as of the related Cutoff Date of at least $1,000 and not more than $85,000; (D) each Receivable has an Annual Percentage Rate of at least 5.00% and not more than 33%, provided that Receivables with an Aggregate Principal Balance of up to 5% of the Aggregate Principal Balance of all Eligible Receivables may have an Annual Percentage Rate of less than 5.00%; and (E) no funds have been advanced by AmeriCredit, any Dealer, any Originating Affiliate, any Third-Party Lender, or anyone acting on behalf of any of them in order to cause any Receivable to cease to be a Borrowing Base Delinquent Receivable.”

SECTION 2. Amendment to the Indenture. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Indenture is hereby amended as follows:

2.01 Each reference therein to “AmeriCredit Corp.” is deleted and replaced with “General Motors Financial Company, Inc.”

2.02 Section 5.1(v) thereof is amended and restated in its entirety as follows:

“(v) default in the observance or performance of any covenant or agreement of the Issuer, a Seller, the Servicer, AmeriCredit (in any capacity) or AFC (in any capacity) made in this Indenture or in any Basic Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer, a Seller, the Servicer, AmeriCredit (in any capacity) or AFC (in any capacity) made in this Indenture, in any Basic Document or in any certificate or any other writing delivered pursuant hereto or thereto or in connection herewith or therewith (including any Servicer’s Certificate or any Borrowing Base Confirmation) proving to have been incorrect in any material respect as of the time when the same shall have been made or deemed to have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of, except in the case of the covenants and agreements contained in Section 3.24 of this Indenture (as to which a five Business Day grace period shall apply) and Sections 4.13 and 7.3 of the Sale and Servicing Agreement (as to each of which no grace period shall apply), thirty (30) days after the earlier of (a) the date on which there shall have been given, by registered or certified mail, to the Issuer, the Sellers, the Servicer, AmeriCredit and AFC by the Trustee or to the Issuer, the Servicer, the Sellers, AmeriCredit, AFC and the Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a “Notice of Event of Default” hereunder and (b) the date on which the Issuer, the applicable Seller, the Servicer, AmeriCredit (in any capacity) or AFC (in any capacity), as the case may be, has knowledge of such breach; provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to eligibility of any Receivable on the Closing Date or its related Borrowing Date to the extent the related Seller has repurchased such Receivable in accordance with the provisions of the Sale and Servicing Agreement; or”

2.03 Section 5.1(xx) thereof is amended and restated in its entirety as follows:

“(xx) General Motors Financial Company, Inc. ceases to file with the Securities and Exchange Commission (“SEC”) (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K, respectively, and (ii) all current reports that would be required to be filed with the SEC on Form 8-K, if General Motors Financial Company, Inc. were required to file such forms with the SEC; or”

SECTION 3. Amendments to Annex A to the Sale and Servicing Agreement and Annex A to the Indenture. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, Annex A to each of the Sale and Servicing Agreement and the Indenture is hereby amended as follows:

3.01 Each reference therein to “AmeriCredit Corp.” is deleted and replaced with “General Motors Financial Company, Inc.”

3.02 The definition of “Advance Rate” therein is amended and restated in its entirety as follows:

““Advance Rate” means (i) at all times during the period commencing on any date of determination by the Servicer that the Weighted Average AmeriCredit Score is greater than or equal to 235 but less than 240 and ending on the date on which the Weighted Average AmeriCredit Score is determined by the Servicer to be 240 or higher, 73.00% or (ii) at all other times, 75.00%.”

3.03 Clauses (v), (vii) and (viii) of the definition of “Excluded Receivables Balance” therein are amended and restated in their entirety as follows:

“(v) the amount by which the Aggregate Principal Balance of Eligible Receivables the Obligors of which have AmeriCredit Scores below 210 on such day exceeds 5% of the aggregate Principal Balance of all Eligible Receivables on such day;

(vii) the amount by which the aggregate Principal Balance of Eligible Receivables which constitute electronic chattel paper (within the meaning of the UCC as in effect in the States of Texas, New York and Delaware) on such day exceeds 10% of the aggregate Principal Balance of all Eligible Receivables on such day;

(viii) the amount by which the aggregate Principal Balance of Eligible Receivables which constitute electronic chattel paper (within the meaning of the UCC as in effect in the States of Texas, New York and Delaware) and were originated by any one Dealer group on such day exceeds 0.5% of the aggregate Principal Balance of all Eligible Receivables on such day;”

3.04 The definition of “Requisite Rating” therein is amended and restated in its entirety as follows:

““Requisite Rating” means an explicit public rating of the Notes of “A2” by Moody’s.”

SECTION 4. Amendments to the Note Purchase Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Note Purchase Agreement is hereby amended as follows:

4.01 Each reference therein to “AmeriCredit Corp.” is deleted and replaced with “General Motors Financial Company, Inc.”

4.02 The definition of “Commitment Termination Date” set forth in Section 1.1 thereof is amended and restated in its entirety as follows:

““Commitment Termination Date” shall mean, with respect to a Committed Purchaser, May 16, 2012, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c) hereof.”

4.03 Section 6.2(v) of the Note Purchase Agreement is hereby amended by deleting the reference therein to “rating agencies” and replacing it with “any nationally recognized statistical rating organization” (within the meaning of the Exchange Act) (a “NRSRO”) in compliance with Rule 17g-5 under the Exchange Act (or any similar rule or regulation in any relevant jurisdiction); provided, that if any NRSRO requests any information with respect to the

Issuer, the Notes or the transactions contemplated by the Basic Documents that is beyond the scope of what is customarily provided by the Administrative Agent, such Agent or such Purchaser to an NRSRO in connection with the rating or reaffirmation of the rating of the Commercial Paper Notes of a CP Conduit, the Administrative Agent, such Agent or such Purchaser will, subject to the requirements of applicable law, regulation or legal process, provide AmeriCredit with two (2) Business Days advance notice of the disclosure of such information and will cooperate with AmeriCredit in limiting the extent or effect of such disclosure;”

4.04 Schedule 1 thereto is deleted and replaced with the new Schedule 1 attached hereto as Exhibit A.

SECTION 5. Joinder of New Purchaser Group.

5.01 The parties hereto acknowledge and agree that there shall be created a new Purchaser Group under the Note Purchase Agreement consisting of Morgan Stanley Asset Funding, Inc. as Agent and as Committed Purchaser (the “Morgan Stanley Purchaser Group”).

5.02 By executing and delivering this Amendment, Morgan Stanley Asset Funding, Inc. confirms to and agrees with the Administrative Agent, the Agents and the Purchasers as follows:

(a) none of the Administrative Agent, the Agents or the Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto, or with respect to any notes issued under the Indenture (including, without limitation, the Notes), or the Trust Estate (as defined under the Indenture) or the financial condition of AmeriCredit, AFC, either Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer, or the performance or observance by AmeriCredit, AFC, either Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer of any of their respective obligations under the Note Purchase Agreement or any other instrument or document furnished pursuant thereto;

(b) Morgan Stanley Asset Funding, Inc. confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become party to the Note Purchase Agreement;

(c) Morgan Stanley Asset Funding, Inc. will, independently and without reliance upon the Administrative Agent, any Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement;

(d) Morgan Stanley Asset Funding, Inc. appoints and authorizes Morgan Stanley Asset Funding, Inc. to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement as are delegated to an Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Note Purchase Agreement;

(e) Morgan Stanley Asset Funding, Inc. appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Indenture and Article 7 of the Note Purchase Agreement; and

(f) Morgan Stanley Asset Funding, Inc. agrees (for the benefit of the parties hereto and the other Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Purchaser designated as a Committed Purchaser.

5.03 The signature page to this Amendment sets forth administrative information with respect to the Morgan Stanley Asset Funding, Inc.

SECTION 6. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

6.01 the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment, the Amended and Restated Supplemental Fee Letter dated as of the date hereof and each other document, certificate and opinion to be executed by or among some or all of the parties hereto in connection with this Amendment, as more fully described on Exhibit B hereto;

6.02 the payment by AFS and/or the Issuer of all fees due and payable by AFS and the Issuer pursuant to the documents described in clause (i) above;

6.03 the Administrative Agent shall have received evidence satisfactory to it that the Notes have been rated “A2” by Moody’s; and

6.04 if applicable, the receipt by each CP Conduit or its related Agent of evidence that execution of this Amendment will not result in a reduction or withdrawal of the rating of its Commercial Paper Notes by any NRSRO then rating its Commercial Paper Notes.

SECTION 7. Covenants, Representation and Warranties of the Issuer, AFC and AmeriCredit.

7.01 Upon the effectiveness of this Amendment, each of the Issuer, AFC and AmeriCredit hereby (i) reaffirms all covenants, representations and warranties made by it in the Agreements to which it is a party to the extent the same are not amended hereby and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

7.02 Each of the Issuer, AFC and AmeriCredit hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 8. Ratification. Each Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

SECTION 9. Reference to and Effect on the Agreements.

9.01 Upon the effectiveness of this Amendment, (i) each reference in an Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to such Agreement as amended hereby, and (ii) each reference to an Agreement in any document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to such Agreement as amended hereby.

9.02 Except as specifically amended above, the terms and conditions of each Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

9.03 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Agents under any of the Agreements or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 12. Fees and Expenses. AFS hereby agrees to pay, promptly upon its receipt of an invoice in reasonable detail, all fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent, Agents and Purchasers and all rating agency fees incurred by any CP Conduit in connection with this Amendment.

SECTION 13. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 14. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other Related Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

AMERICREDIT SYNDICATED WAREHOUSE TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name:
Title:

AMERICREDIT FUNDING CORP. XI, individually and as a Seller

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., individually, as a Seller and as Servicer

By:
Name:
Title:

Signature Page to Omnibus Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as an Agent

By:
Name:
Title:

By:
Name:
Title:

SEDONA CAPITAL FUNDING CORP., LLC, as a Conduit Purchaser

By:
Name:
Title:

Signature Page to Omnibus Amendment

BARCLAYS BANK PLC, as an Agent

By:
Name:
Title:

SHEFFIELD RECEIVABLES CORPORATION, as a Committed Purchaser and a Conduit Purchaser

By: Barclays Bank PLC, as its Attorney-in-Fact

By:
Name:
Title:

Signature Page to Omnibus Amendment

CREDIT SUISSE AG, NEW YORK BRANCH, as an Agent

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

ALPINE SECURITIZATION CORP., as a Conduit Purchaser

By:	Credit Suisse AG, New York Branch, its administrative agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Omnibus Amendment

JPMORGAN CHASE BANK, N.A., as an Agent and as a Committed Purchaser

By:
Name:
Title:

JUPITER SECURITIZATION COMPANY LLC (as successor by merger to Park Avenue Receivables Company, LLC), as a Conduit Purchaser

By:	JPMorgan Chase Bank, National Association, its Attorney-in-Fact

By:
Name:
Title:

Signature Page to Omnibus Amendment

THE ROYAL BANK OF SCOTLAND PLC, as an Agent and as a Committed Purchaser

By: RBS Securities Inc., as agent

By:
Name:
Title:

AMSTERDAM FUNDING CORPORATION, as a Conduit Purchaser

By:
Name:
Title:

Signature Page to Omnibus Amendment

UBS REAL ESTATE SECURITIES INC., as an Agent and as a Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Omnibus Amendment

WELLS FARGO SECURITIES, LLC, as an Agent

By:
Name:
Title:

WELLS FARGO BANK, N.A., as a Committed Purchaser

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY, LLC, as a Conduit Purchaser

By: Wells Fargo Securities, LLC, as Attorney-in-Fact

By:
Name:
Title:

Signature Page to Omnibus Amendment

WESTLB AG, NEW YORK BRANCH, as an Agent and as a Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

COMPASS US ACQUISITION LLC, as a Conduit Purchaser

By:
Name:
Title:

Signature Page to Omnibus Amendment

MORGAN STANLEY ASSET FUNDING, INC., as an Agent and as a Committed Purchaser

By:
Name:
Title:

Address for Notices:

Morgan Stanley Asset Funding, Inc.

1585 Broadway

New York, NY 10036

Attention: Geoffrey Kott

Facsimile #: (718) 233-2160

Telephone #: (212) 761-3140

Email: geoffrey.kott@morganstanley.com

Wiring Instructions:

USD:	MSAFI USD
TO:	CITIBANK, N.A.
NEW YORK, NY 10043
VIA:	ABA # 021-000-089
ACCOUNT NAME:	MSAFI
ACCOUNT NUMBER:	40739109
REF:	AmeriCredit Syndicated Warehouse Facility
ATTN:	Wholeloans Dept.

Signature Page to Omnibus Amendment

WELLS FARGO BANK, N.A., as Trustee, Trust Collateral Agent and Backup Servicer

By:
Name:
Title:

Signature Page to Omnibus Amendment

EXHIBIT A

SCHEDULE I

Purchaser Groups

Purchaser Group	Agent	Conduit Purchaser	Committed Purchaser	Commitment	Maximum Purchase Amount
DBNY Purchaser Group	Deutsche Bank AG, New York Branch	Sedona Capital Funding Corp., LLC	Deutsche Bank AG, New York Branch	$290,000,000	$290,000,000

Barclays Purchaser Group	Barclays Bank plc	Sheffield Receivables Corporation	Sheffield Receivables Corporation	$230,000,000	$230,000,000

JPM Purchaser Group	JPMorgan Chase Bank, N.A.	Jupiter Securitization Company LLC	JPMorgan Chase Bank, N.A.	$230,000,000	$230,000,000

RBS Purchaser Group	The Royal Bank of Scotland plc	N/A	The Royal Bank of Scotland plc	$230,000,000	$230,000,000

Credit Suisse Purchaser Group	Credit Suisse AG, New York Branch	Alpine Securitization Corp.	Credit Suisse AG, Cayman Islands Branch	$230,000,000	$230,000,000

Wells Fargo Purchaser Group	Wells Fargo Securities LLC	Variable Funding Capital Company LLC	Wells Fargo Bank, N.A.	$230,000,000	$230,000,000

UBS Purchaser Group	UBS Real Estate Securities Inc.	N/A	UBS Real Estate Securities Inc.	$230,000,000	$230,000,000

West LB Purchaser Group	WestLB AG, New York Branch	Compass US Acquisition LLC	WestLB AG, New York Branch	$100,000,000	$100,000,000

Morgan Stanley Purchaser Group	Morgan Stanley Asset Funding, Inc.	N/A	Morgan Stanley Asset Funding, Inc.	$230,000,000	$230,000,000
TOTAL				$2,000,000,000	$2,000,000,000

EXHIBIT B

LIST OF CLOSING DOCUMENTS

	Document	Responsible Party
1.	Omnibus Amendment	Sidley

2.	Amended and Restated Supplemental Fee Letter	Sidley

3.	Notes:

	DBNY Barclays Credit Suisse JPMorgan Chase Bank Morgan Stanley RBS UBS Wells Fargo Securities, LLC WestLB	Sidley

4.	Officer’s Certificate of AmeriCredit with respect to accuracy of representations and warranties and satisfaction of conditions precedent in the Note Purchase Agreement	Katten

5.	Officer’s Certificate of AFC with respect to accuracy of representations and warranties and satisfaction of conditions precedent in the Note Purchase Agreement	Katten

6.	Officer’s Certificate of Issuer with respect to (i) accuracy of representations and warranties and satisfaction of conditions precedent in the Note Purchase Agreement and (ii) satisfaction of conditions precedent in the Indenture	Katten

7.	Good Standing Certificate for AmeriCredit (Delaware)	Katten

8.	Good Standing Certificate for AFC (Delaware)	Katten

9.	Good Standing Certificate for Issuer (Delaware)	Katten

10.	Opinions of Katten, counsel to AFC and AmeriCredit, with respect to:	Katten

(a) corporate and UCC matters

(b) bankruptcy matters

(c) Texas certificate of title matters

(d) execution of the Omnibus Amendment under the SSA and the Indenture

(e) Federal tax matters

11.	Reliance Letter of RLF addressed to Morgan Stanley with respect to its opinion as to corporate and Delaware UCC matters with respect to:	RLF

(a) AmeriCredit
(b) AmeriCredit – Master Sale and Contribution Agreement
(c) AFC
(d) Issuer

(e) Issuer
(f) Owner Trustee

12.	Reliance Letter of in-house counsel to AmeriCredit and AFC addressed to Morgan Stanley with respect to opinions of in-house counsel as to corporate matters	AmeriCredit

13.	Reliance Letter of in-house counsel to Wells Fargo addressed to Morgan Stanley with respect to opinion of in-house counsel as to corporate matters	Wells Fargo

14.	Ratings letter from Moody’s confirming the public “A2” rating of the Notes	DBNY

15.	Issuer Order to authenticate Notes and pursuant to Section 9.2 of the SSA	Katten

16.	Cross-Receipts for Notes	Sidley

17.	Structuring agent fee letter	Sidley